UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

October 23, 2012

Date of Report (date of earliest event reported)

INVENSENSE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35269	01-0789977
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1197 Borregas Avenue

Sunnyvale, California 94089

(Address of principal executive offices) (Zip Code)

(408) 988-7339

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers;

On October 23, 2012, InvenSense Inc. (“InvenSense”) issued a press release regarding a transition from its current chief executive officer Steven Nasiri to a new chief executive officer, Behrooz Abdi, effective October 24, 2012. A copy of InvenSense’s press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Text of press release issued by InvenSense, Inc. on October 23, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENSENSE, INC.

Date: October 23, 2012	By:	/s/ Alan Krock
Alan Krock
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by InvenSense, Inc. on October 23, 2012.